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                                                                    EXHIBIT 10.2


                            FORM OF WARRANT AGREEMENT


         THIS AGREEMENT is made and entered into as of this ___ day of ________, 1999, by and between ISLANDS BANCORP, a South Carolina corporation (the "Corporation"), and ___________________________ (the "Warrant Holder").

                               W I T N E S S E T H

         WHEREAS, the Warrant Holder has served as an organizer in the formation of the Corporation and the formation and establishment of Islands Community Bank, N.A. (the "Bank"), the wholly-owned subsidiary of the Corporation; and

         WHEREAS, the Warrant Holder will provide services to the Corporation as a director of the Corporation; and

         WHEREAS, the Warrant Holder has purchased _____ shares of the Corporation's common stock, no par value per share (the "Common Stock"), at a price per share of $10.00 per share; and

         WHEREAS, the Corporation, in recognition of the financial risk undertaken by the Warrant Holder in organizing the Bank and the Corporation, desires to provide the Warrant Holder with the right to acquire the same number of shares as the Warrant Holder purchased in the initial stock offering of the Corporation's Common Stock, including any additional shares purchased specifically to attain the minimum subscription requirements of the initial offering.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1.       Grant of Warrant. Subject to the terms, restrictions,
                  ----------------
                  limitations and conditions stated herein, the Corporation hereby grants to the Warrant Holder the right (the "Warrant") to purchase all or any part of an aggregate of _____ shares of the Common Stock, subject to adjustment in accordance with Sections 6 and 7 hereof.

         2.       Term.
                  ----

         (a)      Maximum Term. The term for the exercise of said Warrant begins
                  ------------
                  at 9:00 a.m., Eastern Time, on the first anniversary of the date that the Bank first opens for business (the "Issue Date") and ends at 5:00 p.m., Eastern Time, on the earlier of the tenth anniversary of the issuance date or 90 days after the Warrant Holder ceases to serve as a director of the Corporation (the "Expiration Time").

         (b)      Standard Vesting. The Warrant will vest at the rate of 33 1/3%
                  ----------------
                  per year beginning on the first anniversary of the Issue Date. On each of the two successive anniversaries of the Issue Date, an additional 33 1/3% of the Warrant shall vest. The vested portion of the Warrant may be exercised in whole, or from time to time in part, at any time prior to the Expiration Time.

         (c)      Accelerated Vesting. Notwithstanding the provisions of Section
                  -------------------
                  2(b), upon the occurrence of a Change In Control, as defined below, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governmental agencies or national securities exchanges, this Warrant shall become immediately and fully exercisable as to all shares of Common Stock set forth in Section 1 as to which this Warrant has not at such time been previously exercised, and this Warrant shall remain fully exercisable with respect to
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                  such shares for the remainder of its term. For purposes of this Section 2(c), a Change In Control shall mean that any of the following events shall have occurred:

         (i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934), other than the Corporation, a majority-owned subsidiary of the Corporation, an employee benefit plan (or related trust) of the Corporation or such subsidiary, become(s) after the date of this Warrant the "beneficial owner" (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934) of 25% or more of the then outstanding voting stock of the Corporation;

         (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Corporation's Board of Directors (together with any new director whose election by the Corporation's Board of Directors or whose nomination for election by the Corporation's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

         (iii) The Corporation's Board of Directors determines that a tender offer for the Corporation's shares indicates a serious intention by the offeror to acquire control of the Corporation; or

         (iv) The shareholders of the Corporation approve (a) a plan of complete liquidation of the Corporation; or (b) an agreement for the sale or disposition of all or substantially all of the Corporation's assets; or
         (c) a merger, consolidation, or reorganization of the Corporation with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Corporation (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

         (d)      Mandatory Exercise or Forfeiture. Notwithstanding any other
                  --------------------------------
                  provision of this Agreement, if the Bank's capital falls below the minimum requirements contained in 12 CFR 3 or below a higher requirement as determined by the Office of the Comptroller of the Currency (the "Regulator"), the Regulator may direct the Corporation to require the Warrant Holder to exercise or forfeit his or her Warrant. The Corporation will notify the Warrant Holder within 45 days from the date the Regulator notifies the Corporation in writing that the Warrant Holder must exercise or forfeit this Warrant. The Corporation will cancel the Warrant if not exercised within 21 days of the Corporation's notification to the Warrant Holder. The Corporation agrees to comply with any request of the Regulator that the Corporation invoke its right to require the Warrant Holder to exercise or forfeit his or her Warrant under the circumstances stated above.

         (e)      Termination. Warrant Holder shall exercise all of Warrant
                  -----------
Holder's then exercisable Warrants within 120 days of the date that Warrant Holder ceases to serve the Corporation as an executive officer, employee, or director. Warrant Holder agrees to exercise any Warrants that are not exercisable on the date on which Warrant Holder ceases to serve the Corporation within 120 days of the date that those Warrants become exercisable.

         3.       Purchase Price. The price per share to be paid by the Warrant
                  --------------
                  Holder for the shares of Common Stock subject to this Warrant shall be $10.00, subject to adjustment as set forth in Sections 6 and 7 hereof (such price, as adjusted, hereinafter called the "Purchase Price").

         4.       Exercise of Warrant. The Warrant may be exercised by the
                  -------------------
                  Warrant Holder by delivery to the Corporation, at the address of the Corporation set forth under Section 10(a) hereof or
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                  such other address as to which the Corporation advises the
                  Warrant Holder pursuant to Section 10(a) hereof, of the following:

         (a) Written notice of exercise specifying the number of shares of Common Stock with respect to which the Warrant is being exercised; and

         (b) A cashier's or certified check payable to the Corporation for the full amount of the aggregate Purchase Price for the number of shares as to which the Warrant is being exercised.

         5.       Issuance of Shares. Upon receipt of the items set forth in
                  ------------------
                  Section 4, and subject to the terms hereof, the Corporation shall cause to be delivered to the Warrant Holder stock certificates for the number of shares specified in the notice to exercise, such share or shares to be registered under the name of the Warrant Holder. Notwithstanding the foregoing, the Corporation shall not be required to issue or deliver any certificate for shares of the Common Stock purchased upon exercise of the Warrant or any portion thereof prior to the fulfillment of the following conditions:

         (a) The admission of such shares for listing on all stock exchanges, if any, on which the Common Stock is then listed or for inclusion on any stock trading market on which the Common Stock is then admitted for trading.

         (b) The completion of any registration or other qualification of such shares which the Corporation shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

         (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body, which the Corporation shall determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Warrant as the Corporation from time to time may establish for reasons of administrative convenience.

         The Corporation shall have no obligation to obtain the fulfillment of these conditions.

         6.       Subdivisions, Combinations or Dividends.
                  ---------------------------------------

         (a) If, prior to the Expiration Time, the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend of its Common Stock payable in additional shares of its Common Stock, the Purchase Price as then in effect shall be proportionately reduced, and the number of shares of Common Stock then subject to exercise under the Warrant (and not previously exercised) shall be proportionately increased.

         (b) If, prior to the Expiration Time, the Corporation shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Purchase Price, as then in effect, shall be proportionately increased, and the number of shares of Common Stock then subject to exercise under the Warrant (and not previously exercised) shall be proportionately reduced.


         7.       Reorganization, Reclassification, Consolidation or Merger. If,
                  ---------------------------------------------------------
                  prior to the Expiration Time, there shall be any reorganization or reclassification of the Common Stock (other than a subdivision or combination of shares provided for in
                  Section 6 hereof), or any consolidation or merger of the Corporation with another entity, the Warrant Holder shall thereafter be entitled to receive, during the term hereof and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Corporation or of the successor entity (or its parent company) resulting from such consolidation or merger, as the case may be, to which a holder of the Common Stock, deliverable upon the exercise of this
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                  Warrant, would have been entitled upon such reorganization, reclassification, consolidation or merger; and in any case, appropriate adjustment (as determined by the Board of Directors of the Corporation in its sole discretion) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Warrant Holder to the end that the provisions set forth herein (including the adjustment of the Purchase Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as may reasonably be practicable, in relation to any shares or other property thereafter deliverable upon the exercise hereof.

         8.       Notice of Adjustments. Upon any adjustment provided for in
                  ---------------------
                  Section 6 or Section 7 hereof, the Corporation, within thirty
                  (30) days thereafter, shall give written notice thereof to the Warrant Holder at the address set forth under Section 10(a) hereof or such other address as the Warrant Holder may advise the Corporation pursuant to Section 10(a) hereof, which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         9.       Transfer and Assignment.
                  -----------------------

         (a) This Warrant may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant shall be null and void and without legal effect.

         (b) Shares of Common Stock acquired by exercise of the Warrant granted hereby may not be transferred or sold unless the transfer is exempt from further regulatory approval or otherwise permissible under applicable law, including state and federal securities laws, and will bear a legend to this effect.

         10.      Miscellaneous.
                  -------------

         (a) All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, telegram or facsimile transmission, or if mailed, by postage prepaid first class mail, on the third business day after mailing, to the following address (or at such other address as a party may notify the other hereunder):


                  To the Corporation:

                  Islands Bancorp
                  US Highway 21 and SC Highway 802
                  Beaufort, South Carolina 29902
                  Attention: William B. Gossett, President and Chief Executive
                             Officer

                  To the Warrant Holder:


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         (b)      The Corporation covenants that it has reserved and will keep available, solely for the
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purpose of issue upon the exercise hereof, a sufficient number of shares of
Common Stock to permit the exercise hereof in full.

         (c) No holder of this Warrant, as such, shall be entitled to vote or receive dividends with respect to the shares of Common Stock subject hereto or be deemed to be a shareholder of the Corporation for any purpose until such Common Stock has been issued.

         (d) This Warrant may be amended only by an instrument in writing executed by the party against whom enforcement of amendment is sought.

         (e) This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         (f) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereto, and the Warrant Holder has executed this Warrant under seal, all as of the day and year first above written.

                           ISLANDS BANCORP



                           By:
                           ----------------------------------------
                           William B. Gossett
                           President and Chief Executive Officer


                           WARRANT HOLDER


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                                                            (SEAL)